UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 1, 2005

FactSet Research Systems Inc.

(Exact name of Registrant as specified in its charter)

Delaware	1-11869	13-3362547
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

601 Merritt 7

Norwalk, CT 06851-1091

(Address of principal executive offices)

(203) 810-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01:	Entry into a Material Definitive Agreement.

On August 1, 2005, FactSet Research Systems Inc. acquired all the outstanding capital stock of Derivative Solutions Inc. pursuant to a stock purchase agreement among FactSet Research Systems Inc., Derivative Solutions Inc. (“DSI”) and Douglas S. Wheeler (the “Stock Purchase Agreement”) and other virtually identical stock purchase agreements with the other shareholders of DSI (the “Minority Purchase Agreements”) all dated as of the same date. The parties to the Stock Purchase Agreement and JPMorgan Chase Bank entered into an escrow agreement at the same time, a copy of which is included as Exhibit A to the Stock Purchase Agreement filed as an exhibit to this Form 8-K Current Report.

Item 2.01:	Completion of Acquisition or Disposition of Assets.

On August 1, 2005, pursuant to the Stock Purchase Agreement and the Minority Purchase Agreements, FactSet Research Systems Inc. acquired all the outstanding capital stock of Derivative Solutions Inc. for $42,500,000 in cash and 305,758 shares of FactSet common stock. The cash portion of the consideration is subject to adjustment based on levels of working capital.

Item 5.02: Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) On August 1, 2005, John “Jack” C. Mickle, a member of the FactSet Research Systems Inc. board of directors, died in his home in New York City. Mickle, 77, a board member since November 1997, served as Chairman of FactSet’s Audit Committee and as a member of the Nominating and Corporate Governance Committee.

Item 9.01:	Financial Statements and Exhibits

(a) Financial Statements of the Business Acquired. FactSet expects that the audited financial statements required by this Item 9.01 will be completed and filed by amendment to this Form 8-K Current Report within 70 days after the date of this Form 8-K Current Report.

(b) Pro Forma Financial Information. FactSet expects that the pro forma financial statements required by this Item 9.01 will be completed and filed by amendment to this Form 8-K Current Report not later than 70 days after the date of this Form 8-K Current Report.

(c) Exhibits

Exhibit No.	Description
99.1	Stock Purchase Agreement, dated as of August 1, 2005, among FactSet Research Systems Inc., Derivative Solutions Inc. and Douglas S. Wheeler. (Portions of this Exhibit have been omitted and separately filed with the Securities and Exchange Commission with a request for confidential treatment.)

99.2	Press Release, dated as of August 3, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FACTSET RESEARCH SYSTEMS INC. (Registrant)

Date: August 3, 2005	By:	/s/ PETER G. WALSH
Peter G. Walsh
Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description of Document
99.1	Stock Purchase Agreement, dated as of August 1, 2005, among FactSet Research Systems Inc., Derivative Solutions Inc. and Douglas S. Wheeler. (Portions of this Exhibit have been omitted and separately filed with the Securities and Exchange Commission with a request for confidential treatment.)

99.2	Press Release, dated as of August 3, 2005